                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549


                       ---------------------------------------


                                       FORM 8-K


                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):          March 14, 1997
--------------------------------------------------------------------------------


                              Merrill Lynch & Co., Inc.
--------------------------------------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)


       Delaware                   1-7182                   13-2740599
--------------------------------------------------------------------------------
   (State or Other             (Commission              (I.R.S. Employer
   Jurisdiction of             File Number)            Identification No.)
   Incorporation)


World Financial Center, North Tower, New York, New York         10281-1332
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:           (212) 449-1000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report.)

ITEM 5. OTHER EVENTS

Exhibits are filed herewith in connection with various registration statements filed from time to time by Merrill Lynch & Co., Inc. ("ML&Co."). These exhibits set forth the audited financial statements for ML&Co. for its 1996 fiscal year and other supplemental information.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (23)   Independent Auditors' Consent

        (99)   Additional exhibits

              (i)    -  Financial Highlights

                     -  Selected Financial Data

                     - Management's Discussion and Analysis

                     - Statements of Consolidated Earnings

                     - Consolidated Balance Sheets

                     - Statements of Changes in Consolidated Stockholders'
                       Equity

                     - Statements of Consolidated Cash Flows

                     - Notes to Consolidated Financial Statements

                     - Independent Auditors' Report

                     - Quarterly Information

              (ii)   Independent Auditors' Report

                                      SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                            MERRILL LYNCH & CO., INC.
                                          -------------------------------
                                                   (Registrant)



                                          By:  /s/ Joseph T. Willett
                                              ---------------------------
                                                   Joseph T. Willett
                                                 Senior Vice President,
                                                 Chief Financial Officer



Date: March 14, 1997

                                    EXHIBIT INDEX



Exhibit No.   Description
-----------   -----------


(23)          Independent Auditors' Consent

(99)          Additional exhibits

              (i)    -  Financial Highlights

                     -  Selected Financial Data

                     - Management's Discussion and Analysis

                     - Statements of Consolidated Earnings

                     - Consolidated Balance Sheets

                     - Statements of Changes in Consolidated Stockholders'
                       Equity

                     - Statements of Consolidated Cash Flows

                     - Notes to Consolidated Financial Statements

                     - Independent Auditors' Report

                     - Quarterly Information

              (ii)   Independent Auditors' Report